UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 16, 2009
Date of Report (Date of earliest event reported)

DOUGLAS LAKE MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50907	98-0430222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 400 - 1445 West Georgia Street Vancouver, British Columbia, Canada	V6G 2T3
(Address of principal executive offices)	(Zip Code)

(604) 669-0323
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

Item 7.01        Regulation FD Disclosure

On June 16, 2009, in compliance with the securities laws of the Province of British Columbia, Douglas Lake Minerals Inc. (the "Company") issued a news release announcing that it has received a project review report respecting the Company's Mkuvia Gold Placer Property (the "Property"), located in Tanzania. The report, dated May 27, 2009, was prepared by an independent consultant and registered member of the Australian I.M.M. The report details the preliminary surveying work on the Property and outlines certain mineralized material defined by the Stage 1 pitting and sampling in the Matandani prospect (of the Mwemkuru River headwater area).

Although the disclosure concerning the mineralized material is recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not permit it as the category of mineralization disclosed is subject to a great amount of uncertainty as to its existence, and as to its economic and legal feasibility. It cannot be assumed that all or any part of such mineralized material will ever be converted into mineral reserves, and there is no assurance that any part of the mineralized material defined with respect to the Property exists, or is economically or legally mineable. Accordingly, the Company's news release was disseminated only in Canada, and was filed with the British Columbia Securities Commission on June 16, 2009, via the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by CDS Inc. on behalf of the Canadian Securities Administrators.

The report does not comply with Canadian National Instrument 43 101 Standards for Disclosure of Mineral Projects and its Companion Policy ("NI 43 101"). NI 43 101, as it applies to the Company, provides that written disclosure publicly made by a company of a mineral reserve, mineral resource or preliminary assessment relating to a mineral property material to the Company must be supported by a technical report filed with the British Columbia Securities Commission (the "Commission") in accordance with the requirements of NI 43 101. Accordingly, the Company has undertaken to the British Columbia Securities Commission to file a NI 43-101 compliant technical report on the Property via SEDAR within 45 days. It is anticipated that the technical report will also include disclosure that is not permitted by the Securities and Exchange Commission, and that it therefore will not be filed on EDGAR.

The information in Item 7.01 of this report is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 of Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOUGLAS LAKE MINERALS INC.
DATE: June 16, 2009	By: /s/ Harpreet (Harp) Singh Sangha Name: Harpreet (Harp) Singh Sangha Position: President, Chief Executive Officer, Principal Executive Officer, Secretary, Treasurer and a director

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